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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported) April 11, 1995

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                               KMART CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

                                    MICHIGAN
                 (State or Other Jurisdiction of Incorporation)

               1-327                                 38-0729500
      (Commission File Number)          (I.R.S. Employer Identification No.)

                3100 WEST BIG BEAVER ROAD, TROY, MICHIGAN 48084
              (Address of Principal Executive Offices) (Zip Code)

                                 (810) 643-1000
              (Registrant's Telephone Number, Including Area Code)

                                      N/A
         (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5. OTHER EVENTS

        Kmart Corporation is releasing its 1994 Annual Report to Shareholders.


Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (a) Financial Statements

            1. The following financial statements and information included in the Registrant's 1994 Annual Report:

               (i) Kmart Corporation Management's Discussion and Analysis of Financial Condition and Results of Operations

               (ii)   Report of Independent Accountants

               (iii)  Consolidated Statements of Income

               (iv)   Consolidated Balance Sheets

               (v)    Consolidated Statements of Cash Flows

               (vi)   Consolidated Statements of Shareholders' Equity

               (vii)  Notes to Consolidated Financial Statements


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          KMART CORPORATION
                                          (Registrant)

                                          By: /s/ THOMAS F. MURASKY
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                                              THOMAS F. MURASKY
                                              Executive Vice President
                                              and Chief Financial Officer
Date: April 11, 1995